UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07737

The Purisima Funds
(Exact name of registrant as specified in charter)

5525 NW Fisher Creek Dr. Camas, Washington			98607
(Address of principal executive offices)			(Zip code)

U.S. Bancorp Fund Services, LLC 2020 E. Financial Way, Suite 100 Glendora, California 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(650) 851-3334

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report (Unaudited)
February 28, 2015

The Purisima Total Return Fund

Table of Contents

A Letter to Our Shareholders	2
Sector Breakdown	7
Expense Example	7
Schedule of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Board Consideration of and Continuation of Investment Advisory Agreement	27
Other Information	30
Trustees and Officer Information	32
Privacy Notice	36

Investment Objectives

Purisima Total Return Fund

The Purisima Total Return Fund (the "Fund") seeks a high total return. (Total return includes capital appreciation, dividend and interest income, and distributions.)

The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of certain qualified retirement plans. The Fund will not accept your account if you are investing for another person as attorney-in-fact. The Fund also will not accept accounts with a "Power of Attorney" in the registration section of the Purchase Application.

A Letter to Our Shareholders

Welcome to the semi-annual report for the Purisima Total Return Fund for the six-month period ending February 28, 2015. The Fund's primary investment objective is to seek a high total return for shareholders.

Market Review

In the six months since our last report, global stocks have set new all-time highs, driven by investors slowly warming to the bright global economic reality. For the period, the MSCI World Index rose 2.14%. The Fund outperformed this mark, rising 3.14%.

Fund Positioning

Geographically, the Fund's US overweight and underweights to Canada, Australia, Spain and Italy benefited returns, while an underweight to Japan detracted from returns. Stock selection in the US, France, Japan and Switzerland boosted performance, while selection in the United Kingdom detracted from Fund performance.

On a sector basis, the Fund's overweights to Information Technology, Health Care and Consumer Discretionary and underweights to Energy and Materials contributed positively to returns, but an underweight to Consumer Staples detracted from returns. Stock selection in Consumer Discretionary, Energy and Industrials benefited Fund performance, while selection in Health Care, Financials and Materials detracted from Fund performance.

Commentary and Outlook

World stocks overcame several bouts of minor volatility during the period to hit several new highs in February's final days. As this bull market turns six years old, we believe fundamentals still appear robust and we expect the bull market to continue in 2015.

We don't currently see a compelling reason for this bull market to end soon. Bull markets end one of two ways: the wall or the wallop. Bull markets climb a wall of worry until there is no more worry — no wall left to climb. At the euphoric top reality can't meet lofty expectations, and stocks start sliding. Or the bull market gets walloped by an unseen negative with the power to crush trillions in global economic activity. Sentiment appears to be warming but far from euphoric. Fears persist, providing stocks more wall to climb. However, we believe a wallop, though possible, isn't probable — today's risks seem either too widely known or too small to have a huge, surprising negative impact.

A correction — a sharp drop of -10% to -20% over a few weeks or months — is always possible and can start for any or no reason, but corrections are unpredictable. They are normal in bull markets, coming and going relatively quickly with no lasting impact if you ride through them. It's healthy to prepare mentally for volatility, but tactically, the possibility of volatility changes nothing.

The political backdrop is a strong positive. 2015 is the third year of President Obama's term — historically the presidential cycle's strongest. The S&P 500 Index averages 18.5% returns in third years, and it has posted only two negative years since 1926 — both in the 1930s.(i) As is often the case in third years, gridlock reigns in Washington following 2014's midterms. While most people dislike gridlock's bickering and polarization, stocks love it. Gridlock limits the likelihood of lawmakers radically changing property rights, regulations or initiating other shifts stocks typically hate. The US-based S&P 500 Index has historically celebrated gridlock with positive quarterly returns in 87% of midterm-year Q4s, with the positivity spilling over to the following year: 87% of Q1s and 86.4% of Q2s following midterms were positive.(ii) The first half of 2015 is in this "sweet spot". Gridlock extends globally, and we believe the UK's May election is likely to yield another coalition or minority government — historically bullish for British stocks.

Corporate earnings and revenues continued growing during the period, with S&P 500 earnings-per-share rising 8.0% y/y in Q3 and 3.7% y/y in Q4.(iii) S&P 500 revenues per share rose 4.0% y/y in Q3 and 2.0% y/y in Q4 as rising sales fuel continued profit growth.(iv) While many lamented Q4's sharp earnings slowdown, this was largely due to falling oil prices hitting Energy firms' earnings, which fell -22.2% y/y.(v) Excluding Energy, earnings rose 6.8% y/y during the quarter. Similarly, while earnings are currently projected to fall -4.8% y/y in Q1 and -2.0% y/y in Q2, this was largely due to the projected -55.2% y/y drop in full-year Energy earnings.(vi) Excluding Energy, earnings are expected to rise 3.1% y/y in Q1, 5.2% y/y in Q2 and 9.1% y/y in 2015. Some cite the stronger dollar as a headwind for US multinationals' earnings, but history and logic don't support this. Currency swings create winners and losers. While a strong dollar dampens export revenues, it reduces import costs — most US manufacturers import components and raw materials — and the effect is often zero-sum. Moreover, the dollar soared in the mid-to-late 1990s, yet US stocks led the world — and large multinationals outperformed.

While headlines warn rising stocks are detached from weak earnings, we disagree. Falling oil prices hurt Energy firms, as their revenues are price-sensitive. However, they benefit consumers and most other sectors. Spending less on fuel and home energy lets consumers spend more on discretionary items, save or pay down debt. Cheaper energy reduces manufacturing and service firms' operating costs — a profit tailwind for Consumer Discretionary and Staples, Health Care, Technology, Financials and Industrials. Stocks have discounted all of this for years now: Energy stocks have underperformed since mid-2011, alongside falling oil prices and industry earnings. The broader market's rise rationally reflects strength in the other nine sectors.

The world economy is growing, with the US leading the developed world. Gross Domestic Product ("GDP") grew 5.0% in Q3 and 2.2% in Q4, led by household consumption and private exports.(vii) Many fretted over Q4's apparent slowdown, yet the main detractors were

i  Global Financial Data, Inc., as of 2/19/2014. S&P 500 Total Return, 1/1/1926 — 12/31/2014.

ii  Global Financial Data, Inc., as of 1/15/2015. S&P 500 Total Returns for the years 1927, 1931, 1935, 1939, 1943, 1947, 1951, 1955, 1959, 1963, 1967, 1971, 1975, 1979, 1983, 1987, 1991, 1995, 1999, 2003, 2007 and 2011.

iii  FactSet, as of 3/16/2015. S&P 500 year-over-year earnings growth rate in Q3 and Q4 2014.

iv  Ibid.

v  FactSet Earnings Insight, as of 3/20/2015.

vi  Ibid.

vii  US Bureau of Economic Analysis, as of 3/16/2015. Q3 and Q4 2014 Real GDP growth at seasonally adjusted annual rates.

lower government spending, rising imports, and lean corporate inventories — yet economically, these detracting categories do not necessarily indicate a slowing or weak economy. Government spending isn't always an economic positive. Imports are counted as a negative, but rising imports imply healthy domestic demand — we view Q4's 10.1% import growth as positive.(viii) Inventories are open to interpretation: If firms are slashing inventories in anticipation of falling demand, it would be concerning, but inventories also weaken when demand outstrips supply. The pure private sector components — household spending, business investment and real estate — accelerated in Q4, and the Conference Board's Leading Economic Index (LEI) continued rise in early 2015 suggests growth will continue.

Some fret continued growth will bring a Fed rate hike, leading many to parse Fed statements, meeting minutes and Janet Yellen's Congressional testimony for clues on hike timing. We believe this quest is foolhardy and the risks overstated. Fed actions are inherently unpredictable, as policy makers frequently revise earlier comments. Moreover, history shows initial rate hikes do not typically end bull markets — or even regularly cause corrections. Today, strong domestic growth suggests short-term rates above zero won't cause catastrophe.

While many acknowledge America's might, few appreciate the global economy's strength. In the eurozone, for example, many headlines cite deflationary depression fears, yet GDP in the region has grown seven straight quarters. Headline inflation rates are negative, but excluding energy and fresh food, prices are rising modestly. Broad money supply growth (M3) is accelerating, and loan growth turned positive in January. Choppy but rising LEIs indicate continued, uneven growth, which could beat dreary expectations. Similarly, in the UK, many fret strong household spending and services means the economic expansion remains unsustainably "unbalanced" toward domestic consumption — a misdirected pessimism, in our view. While UK business investment fell in Q3 and Q4, this was tied largely to falling activity in the North Sea's oil industry — a byproduct of falling oil prices, not a sign of broad economic weakness. The oil industry is a tiny slice of UK output — not nearly enough to tip the nation into recession. China's slowdown continues, with growth easing to 7.4% in 2014, but the long-feared hard-landing hasn't come and doesn't seem near. While monthly indicators continued slowing in early 2015 and officials lowered their annual growth target to 7%, this is fine for stocks globally. As Chinese growth compounds off a higher base, it contributes more to GDP growth in dollar terms than it did when its GDP growth rate was higher.

While the eurozone's continued growth received scant notice, the region hogged headlines throughout the period as the European Central Bank announced a large quantitative easing (QE) program. Beginning in March, eurozone central banks will buy €60 billion in assets each month, including sovereign debt. Most pundits view this favorably, though we believe it is misguided and unlikely to stoke growth or inflation. As markets have discounted the program, eurozone yield curves have flattened — just as US and UK yield curves flattened during their QE programs. Flat yield curves reduce banks' profits from lending, which weighs on their willingness to extend credit. Absent new lending, QE's new money doesn't circulate — it stays

viii Ibid.

on bank balance sheets. This is disinflationary and anti-stimulus. However, considering QE in the US, the UK and Japan didn't derail the bull market, we don't believe a comparatively small eurozone QE threatens stocks.

Risks exist, as always, but as mentioned previously, we can't pinpoint something specific likely to truncate this bull market. Greek fears resurfaced after an anti-austerity government took power and threatened to renege on bailout commitments, yet they compromised at the eleventh hour, agreeing in late February to extend their bailout agreement until June and comply with creditors' terms. Brinksmanship continues over specific reform plans, but both sides have incentive to compromise — and a long history of doing so. We believe a disorderly Greek euro exit remains unlikely, and in the rare event Greece does leave, the region has backstops to prevent contagion.

Thank you, as always, for being clients.

Sincerely,

Kenneth L. Fisher
Chairman and Co-Chief Investment Officer
Fisher Investments

Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk of loss. Principal loss is possible. Derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. Foreign investing involves special risks, including a greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The MSCI World Index is a broad-based unmanaged capitalization-weighted stock index designed to measure global developed market equity performance. It consists of 23 developed market country indices. One cannot invest directly in an index. The S&P 500 Composite

Index is a capitalization-weighted, unmanaged index that measures 500 widely held U.S. common stocks of leading companies in leading industries, representative of the broad U.S. equity market. The Conference Board's Leading Economic Index is a composite average of ten different leading economic indicators designed to signal peaks and troughs in the business cycle. It is constructed to summarize and reveal common turning point patterns in economic data in a clearer and more convincing manner than any individual component — primarily because they smooth out some of the individual components' volatility. The ten components include: average weekly manufacturing hours, average weekly initial claims for unemployment insurance, manufacturers' new orders for consumer goods and materials, ISM's Index of New Orders, manufacturers' new orders for non-defense capital goods excluding aircraft orders, building permits for new private housing units, 500 common stock prices, the Leading Credit Index, the interest rate spread (10-Year Treasury yield minus the Fed funds rate) and average consumer expectations for business conditions. Earnings per share are defined as a company's profit allocated to each outstanding share of common stock. The yield curve is a line that plots the interest rates, at a set point in time, of bonds that have equal credit quality, but differing maturity dates.

This material must be preceded or accompanied by a prospectus.

Fisher Investments is the Adviser to The Purisima Funds. The Purisima Funds are distributed by Quasar Distributors, LLC 03/15.

Sector Breakdown(1) (Unaudited)

Purisima Total Return Fund
Financials	21.38%
Information Technology	18.77%
Health Care	15.47%
Consumer Discretionary	15.35%
Exchange-Traded Notes	12.59%
Industrials	6.41%
Consumer Staples	5.27%
Energy	2.85%
Materials	1.40%
Mutual Funds	0.49%
Telecommunication Services	0.02%
Total	100.00%

(1)  Percentage of Total Investments as of February 28, 2015.

Important Information

The following disclosure provides important information regarding the Fund's Expense Example. Refer to this information when reviewing the Expense Example for the Fund.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2014 to February 28, 2015, for the Total Return Fund.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. Hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Purisima Total Return Fund	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (09/01/14)	$1,000.00	$1,000.00
Ending Account Value (02/28/15)	$1,031.40	$1,018.45
Expenses Paid During Period(1)	$6.44	$6.40

(1)  Expenses are equal to the Fund's annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Purisima Total Return Fund
Schedule of Investments

February 28, 2015 (Unaudited)

Number of Shares		Value
COMMON STOCKS: 86.61%
Canada: 1.26%
63,600	Royal Bank of Canada	$3,982,632
China: 0.30%
530	Baidu.com – ADR (a)	107,987
102,025	Bank Of China Ltd.	58,670
38,000	Beijing Capital International Airport Co. Ltd.	35,816
38,000	Brilliance China Automotive Holdings Ltd.	74,571
66,400	China Construction Bank Corp.	55,221
3,500	China Mobile Ltd.	47,564
13,000	China Pacific Insurance Group Co. Ltd.	67,885
22,500	CITIC Securities Co. Ltd.	79,779
680	Ctrip.com International Ltd. – ADR (a)	30,852
4,800	Hengan International Group Co. Ltd.	55,050
59,000	Industrial & Commercial Bank of China	43,057
60,000	Lenovo Group Ltd.	92,524
6,000	Ping An Insurance Group Co.	66,724
7,550	Tencent Holdings Ltd.	132,294
		947,994
Denmark: 1.87%
30,200	Novo Nordisk A/S – ADR	1,442,050
93,275	Novo Nordisk A/S – Class B	4,471,840
		5,913,890
France: 5.04%
1,802	Hermes International	581,463
16,435	L'Oreal SA	2,984,019
18,650	L'Oreal SA – ADR	675,503
34,375	LVMH Moet Hennessy Louis Vuitton SA	6,304,763
54,780	Sanofi	5,376,117
		15,921,865

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
Germany: 4.82%
25,700	Bayer AG	$3,797,682
61,350	Daimler AG	5,939,201
10,100	Linde AG	2,054,766
48,515	SAP AG	3,411,610
		15,203,259
Hong Kong: 0.07%
9,450	AIA Group Ltd.	55,622
3,000	Cheung Kong Holdings Ltd.	59,375
2,100	Hong Kong Exchanges and Clearing Ltd.	48,467
13,200	Sands China Ltd.	60,249
		223,713
India: 0.16%
6,870	Cipla Ltd. – GDR	74,717
1,655	Dr. Reddy's Laboratories Ltd. – ADR	87,185
2,090	HDFC Bank Ltd. – ADR	129,601
1,730	Infosys Ltd. – ADR	63,508
670	Reliance Industries Ltd. – GDR	18,693
9,100	Tata Global Beverages Ltd. – GDR (a)	23,056
2,095	Tata Motors Ltd. – ADR	103,116
		499,876
Indonesia: 0.07%
49,800	Bank Mandiri Tbk PT	46,236
56,100	Bank Rakyat Tbk PT	55,883
38,500	Jasa Marga Persero Tbk PT	21,149
18,600	Semen Gresik Tbk PT	21,406
116,800	Telekomunikasi Indonesia Persero Tbk PT	26,523
12,800	Unilever Indonesia Tbk PT	35,652
		206,849
Japan: 1.67%
38,875	Toyota Motor Corp. – ADR	5,262,509
Malaysia: 0.01%
17,800	CIMB Group Holdings BHD	29,387
5,300	Genting BHD	13,014
		42,401

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
Philippines: 0.02%
13,270	Metropolitan Bank & Trust Co.	$27,855
1,430	SM Investments Corp.	28,542
		56,397
Singapore: 0.03%
6,300	DBS Group Holdings Ltd.	90,466
South Korea: 0.20%
1,955	Hynix Semiconductor, Inc.	83,006
220	Hyundai Heavy Industries Co. Ltd. (a)	24,053
160	Hyundai Mobis	36,372
320	Hyundai Motor Co.	46,795
1,240	KB Financial Group, Inc.	44,062
505	KT&G Corp.	36,809
175	LG Chem Ltd.	36,672
132	NAVER Corp.	79,497
120	Samsung Electronics Co. Ltd.	148,367
460	Samsung Life Insurance Co. Ltd.	41,744
1,130	Shinhan Financial Group Co. Ltd.	44,992
165	SK Innovation Co. Ltd. (a)	15,560
		637,929
Switzerland: 3.43%
173,075	ABB Ltd.	3,712,576
69,550	Novartis AG	7,109,296
		10,821,872
Taiwan: 0.14%
9,554	Advanced Semiconductor Engineering, Inc. – ADR	67,833
22,814	CTBC Financial Holding Co. Ltd.	15,183
31,247	Fubon Financial Holdings Co. Ltd.	55,718
31,873	Hon Hai Precision Industry Co. Ltd.	88,398
3,000	MediaTek, Inc.	45,184
55,000	Mega Financial Holding Co. Ltd.	43,695
28,800	Taiwan Semiconductor Manufacturing Co. Ltd.	138,016
		454,027
Thailand: 0.02%
5,250	Bangkok Bank PCL	29,757
72,600	Bangkok Dusit Medical Services PCL	48,280
		78,037

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
United Kingdom: 5.98%
86,920	GlaxoSmithKline PLC – ADR	$4,121,747
625,200	HSBC Holdings PLC	5,572,198
46,300	Rio Tinto PLC	2,281,654
1,217,800	Royal Bank of Scotland Group PLC (a)	6,903,743
		18,879,342
United States: 61.52%
21,140	Amazon.com, Inc. (a)	8,036,582
91,630	American Express Co.	7,476,092
99,600	Apple, Inc.	12,794,616
310,450	Bank Of America Corp.	4,908,215
51,050	Berkshire Hathaway, Inc. – Class B (a)	7,525,281
6,500	BlackRock, Inc.	2,414,230
25,775	Chevron Corp.	2,749,677
104,640	Cisco Systems, Inc.	3,087,926
110,700	Citigroup, Inc.	5,802,894
94,150	Comcast Corp. – Class A	5,590,627
35,075	Exxon Mobil Corp.	3,105,541
265,920	General Electric Co.	6,911,261
7,315	Google, Inc. – Class A (a)	4,115,638
5,715	Google, Inc. – Class C (a)	3,191,256
160,845	Intel Corp.	5,348,096
89,635	Johnson & Johnson	9,188,484
123,835	JPMorgan Chase & Co.	7,588,609
47,400	Merck & Co., Inc.	2,774,796
146,395	Microsoft Corp.	6,419,421
73,575	Morgan Stanley	2,633,249
82,750	Oracle Corp.	3,626,105
40,650	PepsiCo, Inc.	4,023,537
296,630	Pfizer, Inc.	10,180,342
65,065	Procter & Gamble Co.	5,538,983
92,675	Qualcomm, Inc.	6,719,864
36,430	Schlumberger Ltd.	3,065,949
6,100	The Boeing Co.	920,185
74,295	The Coca-Cola Co.	3,216,974
11,200	The Goldman Sachs Group, Inc.	2,125,648
71,975	The Home Depot, Inc.	8,259,131
76,575	The Walt Disney Co.	7,969,926
69,730	United Technologies Corp.	8,500,784

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
United States (continued)
34,230	Visa, Inc. – Class A	$9,286,941
166,685	Wells Fargo & Co.	9,132,671
		194,229,531
TOTAL COMMON STOCKS (Cost $193,035,194)		$273,452,589
	EXCHANGE-TRADED NOTES: 12.54%
25,925	Barclays + FI Enhanced Europe 50	2,979,819
95,650	Barclays + FI Enhanced Global High Yield	11,912,251
63,300	Credit Suisse FI Enhanced Europe 50	7,539,663
22,000	Credit Suisse FI Large Cap Growth Enhanced	2,738,780
34,400	DB FI Enhanced Global High Yield	4,312,384
81,300	UBS AG FI Enhanced Large Cap Growth	10,126,728
		39,609,625
TOTAL EXCHANGE-TRADED NOTES (Cost $32,421,094)		$39,609,625
SHORT-TERM INVESTMENTS: 0.49%
Mutual Funds: 0.49%
1,542,726	SEI Daily Income Trust Government Fund	1,542,726
TOTAL SHORT-TERM INVESTMENTS (Cost $1,542,726)		$1,542,726
TOTAL INVESTMENTS: 99.64% (Cost $226,999,014)		314,604,940
Other Assets in Excess of Liabilities: 0.36%		1,136,290
	TOTAL NET ASSETS: 100.00%	$315,741,230

ADR - American Depository Receipt.

GDR - Global Depository Receipt.

(a) Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Industry Breakdown(1) (Unaudited)

Pharmaceuticals	15.40%
Banks	14.13%
Exchange-Traded Notes	12.54%
Media	4.29%
Software	4.26%
Technology Hardware, Storage & Peripherals	4.13%
Automobiles	3.62%
Communications Equipment	3.11%
Aerospace & Defense	2.98%
IT Services	2.96%
Specialty Retail	2.62%
Internet & Catalog Retail	2.55%
Diversified Financial Services	2.42%
Internet Software & Services	2.42%
Consumer Finance	2.37%
Capital Markets	2.30%
Beverages	2.29%
Industrial Conglomerates	2.20%
Textiles, Apparel & Luxury Goods	2.18%
Oil, Gas & Consumable Fuels	1.86%
Semiconductors & Semiconductor Equipment	1.80%
Household Products	1.77%
Personal Products	1.18%
Electrical Equipment	1.18%
Energy Equipment & Services	0.97%
Metals & Mining	0.72%
Chemicals	0.66%
Insurance	0.07%
Electronic Equipment, Instruments & Components	0.03%
Hotels, Restaurants & Leisure	0.02%
Real Estate Management & Development	0.02%
Transportation Infrastructure	0.02%
Health Care Providers & Services	0.01%
Wireless Telecommunication Services	0.01%
Tobacco	0.01%
Auto Components	0.01%
Diversified Telecommunication Services	0.01%
Machinery	0.01%
Food Products	0.01%
Construction Materials	0.01%
Total Investment in Securities	99.15%
Cash Equivalent	0.49%
Other Assets in Excess of Liabilities	0.36%
TOTAL NET ASSETS	100.00%

(1)  Percentage of Net Assets as of February 28, 2015.

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Assets and Liabilities

February 28, 2015 (Unaudited)

ASSETS:
Investments at value (cost $226,999,014)	$314,604,940
Foreign currency at value (cost $17,131)	15,473
Cash	1,685
Receivables:
Receivable for investments sold	849,916
Receivable for Fund shares sold	57,887
Interest and dividends receivable	835,455
Prepaid expenses	61,410
Total Assets	316,426,766
LIABILITIES:
Payable for Fund shares redeemed	137,613
Payable to the Adviser (Note 3)	240,142
Accrued distribution fees (Note 4)	184,600
Accrued fund administration, fund accounting, transfer agent and custody fees	97,728
Accrued expenses	25,453
Total Liabilities	685,536
NET ASSETS	$315,741,230
Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	13,686,587
Net asset value, redemption price and offering price per share	$23.07
COMPONENTS OF NET ASSETS:
Paid-in capital	$220,911,871
Undistributed net investment income	807,544
Accumulated net realized gain on investments	6,452,062
Net unrealized appreciation/depreciation on:
Investments	87,605,926
Foreign currency	(36,173)
Net Assets	$315,741,230

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Operations

For the Six Months Ended February 28, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$2,830,566
Interest income	190
Total Investment Income	2,830,756
EXPENSES:
Investment advisory fees (Note 3)	1,582,504
Administration fees (Note 3)	128,660
Transfer agent fees	66,314
Fund accounting fees	58,429
Custody fees	57,266
Miscellaneous expenses	56,921
Legal fees	28,000
Registration fees	12,944
Trustees fees	11,652
Reports to shareholders	11,598
Audit fees	8,927
Total expenses	2,023,215
Net investment income	807,541
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	5,116,842
Foreign currency transactions	(12,659)
Change in net unrealized appreciation/depreciation on:
Investments	3,240,439
Foreign currency transactions	(30,217)
Net realized and unrealized gain on investments and foreign currency	8,314,405
Net increase in net assets resulting from operations	$9,121,946

(1)  Net of $127,091 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Changes in Net Assets

	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
OPERATIONS:
Net investment income	$807,541	$1,893,851
Net realized gain (loss) on:
Investments	5,116,842	26,915,936
Foreign currency transactions	(12,659)	(9,674)
Change in net unrealized appreciation/depreciation on:
Investments	3,240,439	32,118,927
Foreign currency transactions	(30,217)	(3,605)
Net increase in net assets resulting from operations	9,121,946	60,915,435
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,884,175)	(2,574,894)
From net realized gain on investments	(17,258,813)	(13,294,874)
Net decrease in net assets resulting from distributions paid	(19,142,988)	(15,869,768)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,220,760	21,832,132
Proceeds from reinvestment of distributions	18,544,062	15,022,938
Cost of shares redeemed	(39,758,531)	(82,588,273)
Net decrease from capital share transactions	(14,993,709)	(45,733,203)
Total decrease in net assets	(25,014,751)	(687,536)
NET ASSETS:
Beginning of period	340,755,981	341,443,517
End of period (includes undistributed net investment income of $807,544 and $1,884,178 respectively)	$315,741,230	$340,755,981
CHANGE IN CAPITAL SHARES:
Shares outstanding, beginning of period	14,320,936	16,324,820
Shares sold	272,446	963,458
Shares issued on reinvestment of distributions	827,491	677,931
Shares redeemed	(1,734,286)	(3,645,273)
Net decrease in capital shares	(634,349)	(2,003,884)
Shares Outstanding, end of period	13,686,587	14,320,936

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Financial Highlights

For a capital share outstanding throughout each period.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report.

	Six Months Ended February 28,		Year Ended August 31,
	2015(1)		2014	2013	2012	2011	2010
Net asset value, beginning of the period	$23.79		$20.92	$18.92	$19.08	$16.14	$16.24
Income (loss) from investment operations:
Net investment income	0.07		0.14	0.20 (2)	0.20	0.20	0.14
Net realized and unrealized gain (loss) on investments	0.64		3.76	2.20	(0.17)	2.88	(0.06)
Total income from investment operations	0.71		3.90	2.40	0.03	3.08	0.08
Less distributions:
From net investment income	(0.14)		(0.17)	(0.25)	(0.19)	(0.14)	(0.17)
From net realized gain	(1.29)		(0.86)	(0.15)	–	–	(0.01)
Total distributions	(1.43)		(1.03)	(0.40)	(0.19)	(0.14)	(0.18)
Net asset value, end of period	$23.07		$23.79	$20.92	$18.92	$19.08	$16.14
Total return	3.14	%(3)	18.97%	12.87%	0.21%	19.05%	0.42%
Ratios/supplemental data:
Net assets, end of period (millions)	$315.7		$340.8	$341.4	$362.6	$388.7	$343.2
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.28	%(4)	1.35%	1.35%	1.36%	1.34%	1.35%
After fees waived and expenses absorbed or recouped	1.28	%(4)	1.35%	1.35%	1.36%	1.34%	1.36%
Ratio of net investment income to average net assets	0.51	%(4)	0.54%	0.97%	0.99%	0.92%	0.75%
Portfolio turnover rate	8.35	%(3)	19.54%	12.54%	101.90%	35.06%	10.82%

(1)  Unaudited.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund

Notes to Financial Statements

February 28, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware statutory trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Total Return Fund (the "Fund"), which commenced operations on October 28, 1996, one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the "Adviser") serves as the investment adviser to the Funds.

The Fund is a diversified fund and its investment objective is to seek a high total return. The Fund seeks to achieve its objective by investing in a portfolio allocated between domestic and foreign common stocks, fixed-income securities, money market instruments and other equity-type securities. The Fund's investments in different types of securities may vary significantly.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund's net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Securities traded on an exchange for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

B.  Foreign Currency Translation. The Fund's records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The portion of the Fund's security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.  Federal Income and Excise Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 – 2013), or expected to be taken in the Fund's 2014 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Security Transactions, Investment Income and Distributions. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs.

E.  Use of Estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F.  Concentration of Risk. Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

G.  Securities Sold Short. To the extent the Fund engages in selling securities short, the Fund is obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

H.  Exchange-Traded Notes, Index-Linked Notes and Similar Instruments. The Fund may invest in leveraged and unleveraged exchange-traded notes, index-linked notes and similar instruments (collectively known as "Linked Notes"), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. Some Linked Notes are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. Other Linked Notes may be directly sold by the issuer, such as a larger broker-dealer, and are not traded. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor. Linked Notes that are not traded may be subject to a holding period until maturity during which an early redemption fee or other charges may apply.

Linked Notes are subject to credit risk and the value of a Linked Note may drop because of a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. Linked Notes may not make periodic coupon payments or provide principal protection. The value of a Linked Note may also be influenced by time to maturity, level of supply and demand for the Linked Note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The issuer of a Linked Note may not be required to maintain the listing and there can be no assurance that a secondary market will exist for a Linked Note. In addition, no assurance can be given that the

Internal Revenue Service will accept, or a court will uphold, how the Fund characterizes and treats Linked Notes for tax purposes. Some Linked Notes that use leverage may multiply the market effect on the value of the instrument and, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged Linked Notes are subject to the same risks, such as greater volatility, costs and the potential for increased losses, as other instruments that use leverage in any form.

A Linked Note that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. The market value of Linked Notes may differ from their market benchmark or strategy because the supply and demand in the market for Linked Notes at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the Linked Note seeks to track. As a result, there may be times when a traded Linked Note trades at a premium or discount to its market benchmark or strategy.

I.  Accounting for Derivatives. The Fund is required to disclose additional information regarding use of derivatives. The risk is that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

The Fund currently invests in derivatives to give the Fund additional exposure to various indexes without investing directly in each of the underlying securities of the respective index.

J.  Indemnification Obligations. Under the Fund's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

K.  Line of Credit. The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $8,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly. There were no borrowings for the six months ended February 28, 2015.

NOTE 3 – COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER SERVICE PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short, acquired fund fees, and extraordinary expenses) to not more than 1.50% of the Fund's average daily net assets.

Any fee withheld and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses in place at the time the expenses were waived. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the six months ended February 28, 2015, the Adviser had previously recouped all fees previously waived and expenses absorbed from the Fund.

U.S. Bank, N.A. serves as the Fund's Custodian. U.S. Bancorp Fund Services, LLC ("USBFS"), an affiliate of U.S. Bank, N.A., serves as the Fund's Administrator, Fund Accountant and Transfer Agent. In its capacity as the Fund's Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund's financial statements, monitors the Fund's compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. For the six months ended February 28, 2015, the Fund paid USBFS $128,660 for services rendered in its capacity as the Fund's Administrator.

NOTE 4 – SERVICE AND DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may accrue Rule 12b-1 fees at an annual rate not to exceed 0.25% of the Fund's average daily net assets, and the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of dealers, intended to result in the sale of shares of the Fund. For the six months ended February 28, 2015, the Fund did not incur any Rule 12b-1 Fees.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A. and USBFS, serves as principal underwriter of the Fund and acts as the Fund's distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund's shares.

NOTE 5 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the six months ended February 28, 2015, were as follows:

Fund	Purchases	Sales
Purisima Total Return Fund	$26,596,963	$59,900,584

NOTE 6 – OTHER DERIVATIVES INFORMATION

At February 28, 2015, the Fund had invested in exchange-traded notes reflected in the Statement of Assets and Liabilities as follows:

	Statement of Assets and Liabilities Location	Fair Value Amount
Exchange-Traded Notes	Investments at value	$39,609,625

For the six months ended February 28, 2015, the effect of the exchange-traded notes on the Fund's Statement of Operations was as follows:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation on Investments
Exchange-Traded Notes	$648,271	$(931,912)

NOTE 7 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2015, for the Fund's assets and liabilities measured at fair value:

Description	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$273,354,816	$97,773	$–	$273,452,589
Exchange-Traded Notes	39,609,625	–	–	39,609,625
Total Equity	312,964,441	97,773	–	313,062,214
Short-Term Investments	1,542,726	–	–	1,542,726
Total Investments in Securities*	$314,507,167	$97,773	$–	$314,604,940

*  Please refer to the Schedule of Investments for country breakdown.

As of February 28, 2015, there were no transfers between Levels 1, 2 and 3. The Fund did not hold any Level 3 securities during the six-month period ended February 28, 2015. It is the Fund's policy to record transfers at the end of the reporting period.

NOTE 8 – FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statement of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2014, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Purisima Total Return Fund
Cost of investments for tax purposes	$257,293,550
Gross tax unrealized appreciation	$86,155,102
Gross tax unrealized depreciation	(2,601,847)
Net unrealized currency depreciation	(5,956)
Net tax unrealized appreciation	83,547,299
Undistributed ordinary income	2,589,909
Undistributed long-term capital gains	18,713,193
Total distributable earnings	21,303,102
Other accumulated loss	–
Total accumulated gain	$104,850,401

Additionally, U.S. generally accepted accounting principles require that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended August 31, 2014, the Fund's most recent fiscal year end, the Fund decreased accumulated undistributed net investment income by $9,673 and increased accumulated net realized gain on investments by $9,673.

The tax character of distributions paid during the six months ended February 28, 2015 and the fiscal year ended August 31, 2014 were as follows:

	Six months ended February 28, 2015		Fiscal year ended August 31, 2014
	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
Purisima Total Return Fund	$2,593,858	$16,549,166	$5,884,346	$9,985,422

NOTE 9 – SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Purisima Total Return Fund

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

On November 20, 2014, the Board of Trustees (the "Board") performed its annual review and renewal of the Investment Management Agreement (the "Agreement") for the Purisima Total Return Fund (the "Fund") for the one year period commencing December 1, 2014. The Board, including the Independent Trustees, took into consideration information provided at the meeting, as well as a wide variety of materials relating to the services provided by the Adviser. Extensive information was provided to the Board in response to a detailed request for information sent to the Adviser by legal counsel to the Fund. That information included reports on the financial condition of the Adviser, the services, operations and personnel of the Adviser, compliance procedures, investment performance, brokerage and portfolio transactions, distribution and marketing plans and other information relating to the nature, extent and quality of services provided by the Adviser to the Fund. In addition, the Board discussed and reviewed information regarding the Fund's investment results, as well as advisory fee and expense comparisons.

In evaluating the Agreement, the Board took into account their cumulative experience in working with the Adviser and their ongoing review of information and discussions with representatives of the Adviser at Board meetings throughout the year. In deciding to renew the Agreement, the Board did not identify any single factor or particular information that, in isolation, was the controlling factor. The Board's Independent Trustees met separately to discuss the various factors summarized below. This summary describes the most important, but not all, of the factors considered by the Board.

1.  Nature, Extent and Quality of Services

The Adviser, its personnel and its resources. The Board considered the depth and quality of the Adviser's investment management process, including its sophisticated methodology; the experience, capability and integrity of its senior management and other personnel, especially the Adviser's Investment Policy Committee and personnel who directly support the Fund; the longevity and relatively low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board discussed the quality of the services provided by the Adviser and noted that the quarterly report from the Adviser was extremely sophisticated and thorough. The Board commented on the high quality of the independent capital markets research conducted by the Adviser and reported to the Board on a regular basis. The Board's consensus was that the Adviser was open about its thinking on the management of the Fund and very available to address any questions or concerns of the Board. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board further considered the Adviser's ongoing commitment to attracting and retaining qualified personnel and to maintain and enhance its resources and systems. The

Board also observed that the Adviser had maintained the quality of services provided to the Fund despite the continued relatively small share of the Adviser's assets under management represented by the Fund, which has been consistently less than one percent.

Other Services. The Board considered the Adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board informed; and its attention to matters that may involve conflicts of interest with the Fund.

The Board concluded that the nature, extent and quality of the services provided by the Adviser has benefited and should continue to benefit the Fund and its shareholders.

2.  Investment Performance

The Board considered the Fund's pursuit of its investment objective and the investment results of the Fund in light of its objective. The Board compared the Fund's total returns with various independent securities price indexes (the Standard & Poor's 500 Stock Price Index, the MSCI World Index, the MSCI EAFE Index and the Russell 1000 Growth Index) and a comparable group of peer funds objectively compiled using data from Morningstar, Inc., and noted the performance of the Fund during various periods compared to those indexes and the peer group. The Board noted the wide range of funds and strategies against which the Fund was being compared, not all of which are directly comparable by objective or strategy to the Fund. The Board found that the Fund's performance was above the median of the peer group for the one year period, but below the median for the three, five and ten year periods ended September 30, 2014. The Board also reviewed performance since inception through September 30, 2014, and found that the Fund had outperformed several benchmarks including the MSCI World Index, MSCI EAFE Index and Russell 1000 Growth Index. The Board discussed the Adviser's plan to improve performance and noted that it was comfortable with the strategy and investment style of the Fund. The Board will continue to monitor performance, but also understands the challenges of recent market conditions.

The Board concluded that the Adviser's services to the Fund have provided some value compared to the lowest performing funds in the peer group for certain periods, and have generated a positive return for the period since inception. The Board also continues to see value in the Adviser's services and the potential for improvement of relative performance for future periods.

3.  Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Fund and compared such amounts with the average fee and expense levels of a comparable group of peer funds objectively compiled using data from Morningstar, Inc. The Board observed that the Fund's advisory fees were at the high end for the peer group and 0.20% above the median fees; however, the Board also noted that total expenses were below the median expense levels of the peer group. The Board further noted that the Fund has operated below its expense limit as of August 31, 2010. The Board then considered the fees charged to the Fund compared to the Adviser's private clients, noting that the mutual fund peer group provided a better comparison. As part of its review, the Board considered the extra burden of administration, public reporting, compliance, regulatory deadlines, risk and regulations associated with the Fund that do not apply to the Adviser's private accounts. The Board determined that the Fund's mutual fund peer group provided a better comparison and concluded that the advisory fee paid by the Fund to the Adviser was reasonable in light of the nature and quality of services provided by the Adviser.

4.  Adviser, Costs, Level of Profits and Economies of Scale

The Board discussed the Adviser's costs of providing services to the Fund, as well as the resulting level of profits to the Adviser. The Board considered the Adviser's need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Board noted that at its present asset size, breakpoints in the Fund's advisory fee structure were not practicable, but that economies of scale in the cost of operations, to the extent they exist, were effectively being shared given the Adviser's past waiver of fees with respect to the Fund, and the Fund's ability to benefit from the much larger scale of the Adviser's business for other clients.

The Board received an oral presentation from the Adviser on its overall level of profitability and its profitability specifically with respect to the Fund, and acknowledged the limited usefulness of the information given the Fund's relatively small size compared to the rest of the Adviser's assets under management and the reasonableness of the Fund's fees and expenses. The Board concluded that the Fund's cost structure is reasonable.

5.  Ancillary Benefits

The Board considered a variety of other benefits received by the Adviser, including possible ancillary benefits to itself or its institutional management business. The Board noted that the Adviser does not use third-party soft dollar products from trades by the Fund, and noted that the small relative size of the Fund compared to the Adviser's other business would suggest minimal possible fallout benefits.

6.  Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund's shareholders received, and should receive, reasonable value in return for the advisory fees paid to the Adviser by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

Purisima Total Return Fund
Other Information

PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the Securities and Exchange Commission's website at http://www.sec.gov.

This page is intentionally left blank.

Purisima Total Return Fund
Trustees and Officer Information (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust's business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, Date of Birth	Position(s) Held with Trust	Year Elected[1]	Principal Occupation(s) During Past Five Years
Kenneth L. Fisher* (born 1950) 5525 NW Fisher Creek Dr. Camas, WA 98607	President	1996

Chief Executive Officer and majority shareholder of Fisher Investments, Inc., the sole shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1979.

Pierson E. Clair III (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996

Chief Executive Officer (since 2004) and Vice-Chairman of the Board (since May 2014) of Brown & Haley (fine confectioners); President and Chief Operating Officer of Brown & Haley from 1998 to 2004; Vice President of Blommer Chocolate Company from 1980 to 1997, where he had been employed since 1970.

Scott LeFevre (born 1957) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	2001	Retired. Prior to retirement, sole proprietor of LeFevre Capital Management, a registered investment adviser, from 1990 to 2010.
Alfred D. McKelvy, Jr. (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	2003	Partner of McKelvy Properties, LP since 2011; Executive Director of the law firm of Berding & Weil, LLP from 1990 to 2011.

Name, Address, Date of Birth	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Kenneth L. Fisher* (born 1950) 5525 NW Fisher Creek Dr. Camas, WA 98607	N/A	None
Pierson E. Clair III (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	2	Brown & Haley (fine confectioners)
Scott LeFevre (born 1957) 5525 NW Fisher Creek Dr. Camas, WA 98607	2	None
Alfred D. McKelvy, Jr. (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	2	Advisory Board, Heritage Bank (formerly, Board of Diablo Valley Bank)

Name, Address, Date of Birth	Position(s) Held with Trust	Year Elected[1]	Principal Occupation(s) During Past Five Years
Bryan F. Morse (born 1952) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Retired. Prior to retirement, sole proprietor of Bryan F. Morse, RIA, a registered investment adviser from 1990 to 2010.
Grover T. Wickersham (born 1949) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996

Attorney in private practice in Palo Alto, California. Prior to entering private practice in June of 1981, served as a Branch Chief of the Los Angeles Regional Office of the U.S. Securities and Exchange Commission.

Tom Fishel (born 1960) 5525 NW Fisher Creek Dr. Camas, WA 98607	Vice President and Chief Compliance Officer	2005	Vice President and Chief Compliance Officer of the Adviser. Vice President of Charles Schwab & Co., Inc. from 1995 to 2004, where he had been employed since 1983.
Katherine Taylor (born 1966) 5525 NW Fisher Creek Dr. Camas, WA 98607	Treasurer	2011	Executive Vice President of Finance and Treasurer of the Adviser, where she has been employed since 2003.
Nicole Gerrard Lightner (born 1970) 5525 NW Fisher Creek Dr. Camas, WA 98607	Secretary	2011

In-house legal counsel for the Adviser since 2006 and Secretary of the Adviser since 2008. Prior to joining the Adviser, she was an attorney at Paul Hastings LLP from 2000 to 2006 and at a Canadian law firm from 1998 to 2000.

1  Trustees and officers of the Funds serve until their resignation, removal or retirement.

*  "Interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address, Date of Birth	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Bryan F. Morse (born 1952) 5525 NW Fisher Creek Dr. Camas, WA 98607	2	None
Grover T. Wickersham (born 1949) 5525 NW Fisher Creek Dr. Camas, WA 98607	2	S&W Seed Co. (agricultural products)
Tom Fishel (born 1960) 5525 NW Fisher Creek Dr. Camas, WA 98607	n/a	n/a
Katherine Taylor (born 1966) 5525 NW Fisher Creek Dr. Camas, WA 98607	n/a	n/a
Nicole Gerrard Lightner (born 1970) 5525 NW Fisher Creek Dr. Camas, WA 98607	n/a	n/a

PRIVACY NOTICE

FACTS	WHAT DOES THE PURISIMA FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and payment history
• Account balances and account transactions
• Assets and transaction history
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Purisima Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Purisima Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 1-800-550-1071
Who we are
Who is providing this notice?	The Purisima Funds

What we do
How does The Purisima Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. The Purisima Funds has adopted internal policies to protect your non-public personal information.

How does The Purisima Funds collect my personal information?

We collect your personal information, for example, when you
• Open an account or provide account information
• Make deposits or withdrawals from your account or make a wire transfer
• Give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliate is Fisher Investments.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Purisima Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Purisima Funds does not jointly market.
Other important information

This privacy notice applies to individual consumers who are customers or former customers. This privacy notice replaces all previous notices of our consumer privacy policy, and may be amended at any time. We will keep you informed of changes or amendments as required by law.

The Purisima Funds

Semi-Annual Report

February 28, 2015 (Unaudited)

The Purisima All-Purpose Fund

Table of Contents

A Letter to Our Shareholders	1
Sector Breakdown	2
Expense Example	3
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Board Consideration of and Continuation of Investment and Advisory Agreement	18
Other Information	21
Trustees and Officer Information	22
Privacy Notice	24

A Letter to Our Shareholders

Welcome to the semi-annual report for the Purisima All-Purpose Fund for the 6-month period ending February 28, 2015. The Fund seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets. During the period, the Fund was primarily invested in U.S. government securities and cash equivalents.

Thank you for your continued interest and support.

Sincerely,

Kenneth L. Fisher

Chairman and Co-Chief Investment Officer

Fisher Investments

Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund may use short sales of securities, which involve the risk that losses may exceed the original amount invested. Derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The Fund may use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. The fund may invest in small capitalization companies which tend to have limited liquidity and greater price volatility than larger capitalization companies. The Fund may use leverage, which may adversely impact performance. Because the funds may invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. An investment in the Fund is not suitable for all investors.

This material must be preceded or accompanied by a prospectus.

Fisher Investments is the Adviser to The Purisima Funds. The Purisima Funds are distributed by Quasar Distributors, LLC. 03/15

1

Sector Breakdown(1) (Unaudited)

Purisima All-Purpose Fund

Mutual Funds	100.00%
Total	100.00%

(1)Percentage of Total Investments as of February 28, 2015.

2

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2014 to February 28, 2015, for the Purisima All-Purpose Fund.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

3

EXPENSE EXAMPLE (Unaudited)

	Actual	Hypothetical Performance
Purisima All-Purpose Fund	Performance	(5% return before expenses)

Beginning Account Value (09/01/14)	$1,000.00	$1,000.00

Ending Account Value (02/28/15)	$992.60	$1,017.36

Expenses Paid During Period(1)	$7.41	$7.50

(1)Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

4

Purisima All-Purpose Fund

Schedule of Investments

February 28, 2015 (Unaudited )

Number of Shares		Value
	MUTUAL FUNDS: 101.05%
47,640	SEI Daily Income Trust Government Fund	$47,640

	TOTAL MUTUAL FUNDS (Cost $47,640)	47,640

	TOTAL INVESTMENTS: 101.05% (Cost $47,640)	47,640

	Liabilities in Excess of Other Assets: (1.05)%	(493)

	TOTAL NET ASSETS: 100.00%	$47,147

The accompanying notes are an integral part of these financial statements.

5

Purisima All-Purpose Fund

Statement of Assets and Liabilities

February 28, 2015 (Unaudited )

ASSETS:
Investments at value (cost $47,640)	$47,640
Receivables:
Interest receivable	1
Receivable from Adviser	11,736
Prepaid expenses	11,788
Total Assets	71,165

LIABILITIES:
Accrued fund administration, fund accounting, transfer agent and custody fees	15,240
Accrued expenses	8,778
Total Liabilities	24,018

NET ASSETS	$47,147

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	5,041

Net asset value, redemption price and offering price per share	$9.35

COMPONENTS OF NET ASSETS:
Paid-in capital	$47,921
Accumulated net investment loss	(774)
Net Assets	$47,147

The accompanying notes are an integral part of these financial statements.

6

Purisima All-Purpose Fund

Statement of Operations

For the Six Months Ended February 28, 2015 (Unaudited )

INVESTMENT INCOME:
Interest income	$5
Total investment income	5

EXPENSES:
Investment advisory fees (Note 3)	235
Administration fees (Note 3)	19,862
Fund accounting fees	17,861
Trustees fees	11,650
Registration fees	10,200
Transfer agent fees	7,443
Reports to shareholders	2,672
Audit fees	2,228
Custody fees	1,569
Legal fees	380
Miscellaneous expenses	254
Total expenses	74,354
Expenses waived and reimbursed by Adviser (Note 3)	(73,950)
Expenses voluntarily waived by Adviser (Note 3)	(52)

Net expenses	352

Net investment loss	(347)

Net decrease in net assets resulting from operations	$(347)

The accompanying notes are an integral part of these financial statements.

7

Purisima All-Purpose Fund

Statement of Changes in Net Assets

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
OPERATIONS:
Net investment loss	$(347)	$(643)
Change in net unrealized appreciation/depreciation on investments	—	(19)
Net decrease in net assets resulting from operations	(347)	(662)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	75	—
Cost of shares redeemed	(75)	—
Net change from capital share transactions	—	—

Total decrease in net assets	(347)	(662)

NET ASSETS:
Beginning of period	47,494	48,156
End of period	$47,147	$47,494

Accumulated net investment loss	$(774)	$(427)

CHANGE IN CAPITAL SHARES:
Shares outstanding, beginning of period	5,041	5,041
Shares sold	8	—
Shares redeemed	(8)	—
Net change in capital shares	—	—
Shares outstanding, end of period	5,041	5,041

The accompanying notes are an integral part of these financial statements.

8

Purisima All-Purpose Fund

Financial Highlights

For a capital share outstanding throughout each period.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report.

	Six Months
	Ended
	February 28		Year Ended August 31,
	2015(1)		2014	2013		2012	2011	2010

Net asset value, beginning of the period	$9.42		$9.55	$9.68		$9.82	$9.95	$10.19

Loss from investment operations:
Net investment loss	(0.07)		(0.13)	(0.13	)(2)	(0.14)	(0.10)	(0.10)
Net realized and unrealized loss on investments	—	(3)	— (3)	—		— (3)	(0.03)	—
Total loss from investment operations	(0.07)		(0.13)	(0.13)		(0.14)	(0.13)	(0.10)

Less distributions:
From net investment income	—		—	—		—	—	(0.14)
Total distributions	—		—	—		—	—	(0.14)

Net asset value, end of period	$9.35		$9.42	$9.55		$9.68	$9.82	$9.95

Total return	(0.74	)%(4)	(1.36)%	(1.34)%		(1.43)%	(1.31)%	(0.96)%

Ratios/supplemental data:
Net assets, end of period (thousands)	$47.1		$47.5	$48.2		$48.9	$49.5	$50.2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	316.83	%(5)	318.37%	310.49%		315.77%	304.53%	294.12%
After fees waived and expenses absorbed or recouped	1.50	%(5)	1.50%	1.50%		1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets(6)	(1.48	)%(5)	(1.34)%	(1.37)%		(1.40)%	(1.06)%	(0.96)%

Portfolio turnover rate	0.00	%(4)	0.00%	0.00%		0.00%	0.00%	0.00%

(1) Unaudited.

(2) Per share net investment loss has been calculated using the daily average share method.

(3) Amount represents less than $0.01 per share.

(4) Not annualized.

(5) Annualized.

(6) Net of fees waived.

The accompanying notes are an integral part of these financial statements.

9

PURISIMA ALL-PURPOSE FUND

NOTES TO FINANCIAL STATEMENTS

February 28, 2015 (Unaudited)

NOTE 1 — ORGANIZATION

The Purisima Funds (the “Trust”) was organized as a Delaware statutory trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Purisima All-Purpose Fund (the “Fund”), a non-diversified fund which commenced operations on November 1, 2005. The Fund is one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the “Adviser”) serves as the investment adviser to the Fund.

The Fund’s investment objective is to seek positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets. The Fund may invest in foreign and/or domestic securities, derivatives, money market instruments, fixed-income securities, shares of other mutual funds, exchange-traded funds and other equity-like securities. From its inception through February 28, 2015, the Fund has invested exclusively in U.S. government securities and cash equivalents.

For the six months ended February 28, 2015, the Fund invested 100.00% of its net assets in the SEI Daily Income Trust Government Fund. The SEI Daily Income Trust Government Fund invests in U.S. Government securities. The Financial Statements of the SEI Daily Income Trust Government Fund, including disclosure of the risks, performance, expenses and other information, is available through the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.            Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund’s net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. Securities traded on an exchange for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities

10

of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

B.            Foreign Currency Translation. The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The portion of the Fund’s security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.            Federal Income and Excise Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income or excise tax provision is required.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 — 2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.            Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

11

E.             Use of estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F.              Concentration of Risk. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include, but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

G.            Options. Exchange-traded options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. Certain markets are not closed at the time that a Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the New York Stock Exchange (the “NYSE”) as appropriate. If no sales are reported, the mean between the last reported bid and asked prices will be used. Non-exchange traded options will also be valued at the mean between bid and asked prices. “Fair value” of other private options is valued after consulting with the Adviser using a mathematical model.

Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The Fund may purchase options which are included in the Fund’s Schedules of Investments and subsequently marked to market to reflect the current value of the option. At February 28, 2015, the Fund had no options outstanding.

H.           Securities Sold Short. To the extent the Fund engages in selling securities short, the Fund is obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

12

I.                Exchange-Traded Notes, Index-Linked Notes and Similar Instruments. The Fund may invest in leveraged and unleveraged exchange-traded notes, index-linked notes and similar instruments (collectively known as “Linked Notes”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. Some Linked Notes are traded on an exchange (e.g., the NYSE) during normal trading hours. Other Linked Notes may be directly sold by the issuer, such as a larger broker-dealer, and are not traded. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor. Linked Notes that are not traded may be subject to a holding period until maturity during which an early redemption fee or other charges may apply.

Linked Notes are subject to credit risk and the value of a Linked Note may drop because of a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Linked Notes may not make periodic coupon payments or provide principal protection. The value of a Linked Note may also be influenced by time to maturity, level of supply and demand for the Linked Note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The issuer of a Linked Note may not be required to maintain the listing and there can be no assurance that a secondary market will exist for a Linked Note. In addition, no assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how the Fund characterizes and treats Linked Notes for tax purposes. Some Linked Notes that use leverage may multiply the market effect on the value of the instrument and, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged Linked Notes are subject to the same risks, such as greater volatility, costs and the potential for increased losses, as other instruments that use leverage in any form.

A Linked Note that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. The market value of Linked Notes may differ from their market benchmark or strategy because the supply and demand in the market for Linked Notes at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the Linked Note seeks to track. As a result, there may be times when a traded Linked Note trades at a premium or discount to its market benchmark or strategy.

J.                Indemnification Obligations. Under the Fund’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

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NOTE 3 — COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER SERVICE PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. Prior to January 20, 2015, as compensation for its services, the Adviser was entitled to a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. As of January 20, 2015, the Adviser has voluntarily agreed to waive the management fee with respect to the Fund because a substantial portion of the assets invested in the Fund is expected to be from client accounts separately managed by the Adviser.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund’s total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld or reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the six months ended February 28, 2015, the Adviser earned $183 in advisory fees, net of $52 in advisory fees voluntarily waived.

For the six months ended February 28, 2015, the Adviser reimbursed the Fund $73,950 to limit the Fund’s total expenses to not more than 1.50% of the Fund’s average daily net assets.

The following amounts have been waived or reimbursed by the Adviser on behalf of the Fund and are subject to potential recovery by the Adviser no later than August 31 of the years stated below:

Fund	2015	2016	2017	2018
Purisima All-Purpose Fund	$154,468	$149,800	$151,571	$73,950

U.S. Bank, N.A. serves as the Fund’s Custodian. U.S. Bancorp Fund Services, LLC (“USBFS”), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. In its capacity as the Fund’s Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund’s financial statements, monitors the Fund’s compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. During the six months ended February 28, 2015, the Fund paid USBFS $19,862 for services rendered in its capacity as the Fund’s Administrator.

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NOTE 4 — SERVICE AND DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may accrue Rule 12b-1 fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets, and the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of dealers, intended to result in the sale of shares of the Fund. For the six months ended February 28, 2015, the Fund did not utilize the Plan.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A. and USBFS, serves as principal underwriter of the Fund and acts as the Fund’s distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund’s shares.

NOTE 5 — INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the six months ended February 28, 2015, were as follows:

Fund	Purchases	Sales
Purisima All-Purpose Fund	$0	$0

NOTE 6 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the

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fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2015, for the Fund’s assets and liabilities measured at fair value:

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$47,640	$—	$—	$47,640
Total Investments in Securities	$47,640	$—	$—	$47,640

As of February 28, 2015, there were no transfers between Levels 1, 2 and 3. The Fund did not hold any Level 3 securities during the six month period ended February 28, 2015. It is the Fund’s policy to record transfers at the end of the reporting period.

NOTE 7 — FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences, if any, are primarily attributable to the tax deferral of late-year losses. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2014, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Purisima
All-Purpose
Fund

Cost of investments for tax purposes	$43,867
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	—
Net tax unrealized appreciation	$—
Undistributed long-term gains	$—
Other accumulated gains (losses)	(427)
Total accumulated earnings (losses)	$(427)

Additionally, U.S. generally accepted accounting principles require that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended August 31, 2014, the Fund’s most recent fiscal year end, the Fund decreased undistributed net investment loss and paid-in capital by $648 and $648, respectively.

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The Fund did not pay any distributions during the six months ended February 28, 2015, or the fiscal years ended August 31, 2014, and August 31, 2013.

In order to meet certain excise tax requirements, the Fund is required to measure and distribute annually net capital gains realized during the twelve month period ending October 31st. Under current tax regulations, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year. Under the 1940 Act, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December and specified losses (ordinary losses from sale, exchange or other disposition of property, net foreign currency losses and net passive foreign investment mark to market losses) realized on investments transactions after October. As of August 31, 2014, the Fund’s most recent fiscal year end, the Fund deferred, on a tax basis, post December late-year losses of $427.

NOTE 8 — SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclosed the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

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PURISIMA ALL-PURPOSE FUND

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

On November 20, 2014, the Board of Trustees (the “Board”) performed its annual review and renewal of the Investment Management Agreement (the “Agreement”) for the Purisima All-Purpose Fund for the one-year period commencing December 1, 2014. The Board, including the Independent Trustees, took into consideration information provided at the meeting, as well as a wide variety of materials relating to the services provided by the Adviser. Extensive information was provided to the Board in response to a detailed request for information sent to the Adviser by legal counsel to the Fund. That information included reports on the financial condition of the Adviser, the services, operations and personnel of the Adviser, compliance procedures, investment performance, brokerage and portfolio transactions, distribution and marketing plans and other information relating to the nature, extent and quality of services provided by the Adviser to the Fund. In addition, the Board discussed and reviewed information regarding the Fund’s investment results, as well as advisory fee and expense comparisons.

In evaluating the Agreement, the Board took into account their cumulative experience in working with the Adviser and their ongoing review of information and discussions with representatives of the Adviser throughout the year at Board meetings. In deciding to renew the Agreement, the Board did not identify any single factor or particular information that, in isolation, was the controlling factor. The Board’s Independent Trustees met separately to discuss the various factors summarized below. This summary describes the most important, but not all, of the factors considered by the Board.

The Board recognized that the Fund has engaged in only minimal investment activities since its inception because its primary use has been reserved as an investment when the Adviser takes a defensive posture with respect to the securities markets. To date, the Fund has remained invested in U.S. Treasury securities and cash, with only an executive officer of the Adviser as its shareholder.

1.             Nature, Extent and Quality of Services

The Adviser, its personnel and its resources. The Board considered the depth and quality of the Adviser’s investment management process, including its sophisticated methodology; the experience, capability and integrity of its senior management and other personnel, especially the Adviser’s Investment Policy Committee and personnel who directly support the Fund; the longevity and relatively low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board discussed the quality of the services provided by the Adviser and noted that the quarterly report from the Adviser was extremely sophisticated and thorough. The Board commented on the high quality of the independent capital markets research conducted by the Adviser and reported to the Board on a regular basis. The Board’s consensus was that the Adviser was open about its thinking on the management of the Fund and very available to address any questions or concerns the Board may have from time to time. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and

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portfolio accounting. The Board further considered the Adviser’s ongoing commitment to attracting and retaining qualified personnel and to maintain and enhance its resources and systems. The Board also observed that there had been no decline in the quality of services provided to the Fund despite the growth of the Adviser’s other client business and the continued de minimis size of the Fund.

Other Services. The Board considered the Adviser’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board informed; and its attention to matters that may involve conflicts of interest with the Fund.

The Board concluded that the nature, extent and quality of the services provided by the Adviser has benefited and should continue to benefit the Fund and its shareholders, especially upon its broader use under the circumstances contemplated by the Adviser.

2.             Investment Performance

The Board considered the Fund’s pursuit of its investment objective and the investment results of the Fund in light of its objective. The Board compared the Fund’s total returns with a peer group of mutual funds objectively compiled using data from Morningstar, Inc., and noted that the performance of the Fund was lower compared to its peer group as the Fund remained invested in cash equivalent securities.

The Board recognized that the Fund’s proposed defensive posture has not yet been implemented and the peer group funds, referred to as specialty equity funds, would serve as a better comparison at that time.

The Board concluded that the Adviser’s performance record in managing the Fund indicates that its continued management has benefited and should continue to benefit the Fund and its shareholders.

3.             Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Fund and compared such amounts with the average fee and expense levels of other funds in an applicable group of peer funds compiled using data from Morningstar, Inc. The Board observed that the Fund’s advisory fees were below the median of the peer group and total expenses were two basis points above the median of the peer group. The Board noted that the Adviser had waived (and is continuing to waive) significant fees in respect of the Fund to maintain an overall expense limitation, thus indicating a substantial investment by the Adviser in that Fund. The Board concluded that the reasonable level of the fees charged by the Adviser benefits the Fund and its shareholders. The Board then considered the fees charged to the Fund compared to the Adviser’s private clients, but agreed it was not an applicable comparison given the unique nature of the fund and the extra burden of administration, public reporting, compliance, regulatory deadlines, risk and regulations associated with the Fund that do not apply to the private accounts. The Board determined that the respective peer groups provided a better comparison and concluded that the advisory fee paid by the Fund to the Adviser was reasonable in light of the nature and quality of services provided by the Adviser.

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4.             Adviser, Costs, Level of Profits and Economies of Scale

The Board discussed the Adviser’s costs of providing services to the Fund, as well as the resulting level of profits to the Adviser. The Board noted the substantial subsidy by the Adviser to maintain the Fund’s contractual expense level. The Board considered the Adviser’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Board noted that at its present asset size, breakpoints in the Fund’s advisory fee structure were not practicable, and that no economies of scale applied. The Board concluded that the Fund’s cost structure is reasonable.

5.             Ancillary Benefits

The Board considered a variety of other benefits received by the Adviser, including possible ancillary benefits to itself or its institutional management business. The Board noted that the Adviser does not use third-party soft dollar products from trades by the Fund, and noted that the small relative size of the Fund compared to the Adviser’s other business would suggest minimal possible fallout benefits.

6.             Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received, and should receive, reasonable value in return for the advisory fees paid to the Adviser by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

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Other Information

PROXY VOTING PROCEDURES (Unaudited)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officer Information (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

				Number of
				Portfolios in
				Fund
				Complex	Other
Name, Address,	Position(s) Held	Year	Principal	Overseen by	Director-ships
Date of Birth	with Trust	Elected(1)	Occupation(s) During Past Five Years	Director	Held

Kenneth L. Fisher* (born 1950) 5525 NW Fisher Creek Dr. Camas, WA 98607	President	1996

Chief Executive Officer and majority shareholder of Fisher Investments, Inc., the sole shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1979.

				N/A	None

Pierson E. Clair III (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Chief Executive Officer (since 2004) and Vice-Chairman of the Board (since May 2014) of Brown & Haley (fine confectioners); President and Chief Operating Officer of Brown & Haley from 1998 to 2004; Vice President of Blommer Chocolate Company from 1980 to 1997, where he had been employed since 1970.	2	Brown & Haley (fine confectioners)

Scott LeFevre (born 1957) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	2001	Retired. Prior to retirement, sole proprietor of LeFevre Capital Management, a registered investment adviser, from 1990 to 2010.	2	None

Alfred D. McKelvy, Jr. (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	2003	Partner of McKelvy Properties, LP since 2011; Executive Director of the law firm of Berding & Weil, LLP from 1990 to 2011.	2	Advisory Board, Heritage Bank (formerly, Board of Diablo Valley Bank)

Bryan F. Morse (born 1952) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Retired. Prior to retirement, sole proprietor of Bryan F. Morse, RIA, a registered investment adviser from 1990 to 2010.	2	None

Grover T. Wickersham (born 1949) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Attorney in private practice in Palo Alto, California. Prior to entering private practice in June of 1981, served as a Branch Chief of the Los Angeles Regional Office of the U.S. Securities and Exchange Commission.	2	S&W Seed Co. (agricultural products)

Tom Fishel (born 1960) 5525 NW Fisher Creek Dr. Camas, WA 98607	Vice President and Chief Compliance Officer	2005	Vice President and Chief Compliance Officer of the Adviser. Vice President of Charles Schwab & Co., Inc. from 1995 to 2004, where he had been employed since 1983.	n/a	n/a

(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.

* “Interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

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				Number of
				Portfolios in
				Fund
				Complex	Other
Name, Address,	Position(s) Held	Year	Principal	Overseen by	Director-ships
Date of Birth	with Trust	Elected(2)	Occupation(s) During Past Five Years	Director	Held

Katherine Taylor (born 1966) 5525 NW Fisher Creek Dr. Camas, WA 98607	Treasurer	2011	Executive Vice President of Finance and Treasurer of the Adviser, where she has been employed since 2003.	n/a	n/a

Nicole Gerrard Lightner (born 1970) 5525 NW Fisher Creek Dr. Camas, WA 98607	Secretary	2011

In-house legal counsel for the Adviser since 2006 and Secretary of the Adviser since 2008. Prior to joining the Adviser, she was an attorney at Paul Hastings LLP from 2000 to 2006 and at a Canadian law firm from 1998 to 2000.

				n/a	n/a

(2) Trustees and officers of the Funds serve until their resignation, removal or retirement.

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FACTS	WHAT DOES THE PURISIMA FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• Account balances and account transactions
• Assets and transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Purisima Funds chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does The Purisima Funds Share?	Can you limit sharing?

For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes—to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	No

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	No

For nonaffiliates to market to you	No	No

Questions?	Call 1-800-550-1071

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Who we are

Who is providing this notice?	The Purisima Funds

What we do

How does The Purisima Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Purisima Funds collect my personal information?	We collect your personal information, for example, when you • Open an account
• Provide account information
• Make deposits or withdrawals from your account
• Use your credit or debit card
• Make a wire transfer

We also collect your personal information from third parties, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only Sharing for affiliates’ everyday business purposes-information about your creditworthiness Affiliates from using your information to market to you Sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• THE PURISIMA FUNDS does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• THE PURISIMA FUNDS does not joint market.

Other important information

This notice applies to individual consumers who are customers or former customers. This notice replaces all previous notices of our consumer privacy policy, and may be amended at any time. We will keep you informed of changes or amendments as required by law.

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Purisima Funds

By	/s/ Kenneth L. Fisher
Kenneth L. Fisher, President

Date	4/29/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth L. Fisher
Kenneth L. Fisher, President

Date	4/29/2015

By	/s/ Katherine Taylor
Katherine Taylor, Treasurer

Date	4/28/2015

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